MARKET VECTORS INDIA SMALL-CAP INDEX ETF

Ticker: SCIF®
Principal U.S. Listing Exchange: NYSE Arca, Inc.
SUMMARY PROSPECTUS
MAY 1, 2015

SCIFSUM

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.vaneck.com/ library/etfs/. You can also get this information at no cost by calling 888.MKT.VCTR, or by sending an email request to info@vaneck.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2015, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

Market Vectors India Small-Cap Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors® India Small-Cap Index (the “India Small-Cap Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses(a)	0.42%

Total Annual Fund Operating Expenses(b)	0.92%
Fee Waivers and Expense Reimbursement(b)	-0.03%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(b)	0.89%

(a)	“Other Expenses” reflects the expenses at both the Fund and the Fund’s wholly-owned subsidiary (the “Subsidiary”) levels.

(b)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund and Subsidiary expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses of the Fund and the Subsidiary) from exceeding 0.85% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$91
3	$290
5	$506
10	$1,129

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PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 120% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund currently intends to achieve its investment objective by investing substantially all of its assets in the Subsidiary, a wholly-owned subsidiary located in the Republic of Mauritius (“Mauritius”). The Subsidiary in turn will normally invest at least 80% of its total assets in securities that comprise the Fund’s benchmark index, and depositary receipts based on the securities in the Fund’s benchmark index. The India Small-Cap Index is comprised of Indian small-capitalization companies selected on the basis of their relative market capitalizations. A company is generally considered an Indian company if it is incorporated in India or is incorporated outside of India but generates at least 50% of its revenues (or, in certain circumstances, has at least 50% of its assets) in India. As a result of the Fund’s investment in the Subsidiary, the Fund will normally invest at least 80% of its total assets in securities of small-capitalization Indian companies. As of December 31, 2014, the India Small-Cap Index included 116 securities of companies with a market capitalization range of between approximately $84 million and $1.2 billion and a weighted average market capitalization of $618 million. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders. The Adviser serves as investment adviser to both the Fund and the Subsidiary and, through this investment structure, the Subsidiary and the Fund expect to benefit from favorable tax treatment by the Indian Government pursuant to a tax treaty between India and Mauritius, subject to the tax risks described in the Fund’s prospectus. Except where otherwise indicated, the term “Fund,” as used throughout this Summary Section, refers to the Fund and/or the Subsidiary, as applicable.

The Fund, using a “passive” or indexing investment approach, will attempt to approximate the investment performance of the India Small-Cap Index by investing in a portfolio of securities that generally replicates the India Small-Cap Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the India Small-Cap Index concentrates in an industry or group of industries. As of December 31, 2014, the India Small-Cap Index was concentrated in the financial services sector, and each of the consumer discretionary, industrials and information technology sectors represented a significant portion of the India Small-Cap Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Special Risk Considerations of Investing in Indian Issuers. Investment in securities of Indian issuers involve special considerations not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, greater government control over the economy, including the risk that the Indian government may decide not to continue to support economic reform programs, political and legal uncertainty, currency fluctuations or blockage of foreign currency exchanges and the risk of nationalization or expropriation of assets. Issuers in India are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable. India is also located in a part of the world that has historically been prone to natural disasters, such as earthquakes and tsunamis. Any such natural disaster could cause a significant impact on the Indian economy and could impact operations of the Subsidiary, causing an adverse impact on the Fund. In addition, religious and border disputes persist in India. Moreover, India has experienced civil unrest and hostilities with neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states. India has experienced acts of terrorism that has targeted foreigners. Such acts of terrorism have had a negative impact on tourism, an important sector of the Indian economy.

The securities market of India is considered an emerging market characterized by a small number of listed companies with significantly smaller market capitalizations, greater price volatility and substantially less liquidity than developed markets, such as the United States. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in India, the purchase and sale prices for such securities and the timing of purchases and sales. Emerging markets can experience high rates of inflation, deflation and currency devaluation. Certain restrictions on foreign investment may decrease the liquidity of

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the Fund’s portfolio or inhibit the Fund’s ability to track the India Small-Cap Index. In addition, the Reserve Bank of India (“RBI”), the Indian counterpart of the Federal Reserve Bank in the United States, imposes certain limits on the foreign ownership of Indian securities. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in India and may inhibit the Fund’s ability to track the India Small-Cap Index.

The value of the Indian rupee may be subject to a high degree of fluctuation. The Fund’s assets will be invested primarily in equity securities of Indian issuers and the income received by the Fund will be principally in Indian rupees. The Fund’s exposure to the Indian rupee and changes in value of the Indian rupee versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and the Indian rupee.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. Because the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund may be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the India Small-Cap Index, may negatively affect the Fund’s ability to replicate the performance of the India Small-Cap Index.

Risk of Investing in the Financial Services Sector. To the extent that the India Small-Cap Index continues to be concentrated in the financial services sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in the Consumer Discretionary Sector. To the extent that the consumer discretionary continues to represent a significant portion of the India Small-Cap Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Industrials Sector. To the extent that the industrials sector continues to represent a significant portion of the India Small-Cap Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

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Risk of Investing in the Information Technology Sector. To the extent that the information technology sector continues to represent a significant portion of the India Small-Cap Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Risk of Investing in Small-Capitalization Companies. Small-capitalization companies may be more volatile and more likely than medium- and large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of medium- and large-capitalization companies.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the India Small-Cap Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the India Small-Cap Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the India Small-Cap Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). The Fund also bears the costs and risks associated with buying and selling securities while such costs are not factored in to the return of the India Small-Cap Index. In addition, the Fund may not be able to invest in certain securities included in the India Small-Cap Index or invest in them in the exact proportions in which they are represented in the India Small-Cap Index due to legal restrictions or limitations imposed by the government of India, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. The Fund is expected to value certain of its investments based on fair value prices. To the extent the Fund calculates its net asset value (“NAV”) based on fair value prices and the value of the India Small-Cap Index is based on securities’ closing prices on local foreign markets (i.e., the value of the India Small-Cap Index is not based on fair value prices), the Fund’s ability to track the India Small-Cap Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities to realize losses causing it to deviate from the performance of the India Small-Cap Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the India Small-Cap Index.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the India Small-Cap Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

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Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the India Small-Cap Index concentrates in a particular sector or sectors or industry or group of industries. To the extent the India Small-Cap Index continues to be concentrated in the financial services sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.marketvectorsetfs.com.

Annual Total Returns(%)—Calendar Years

Best Quarter:	43.41%	2Q ’14
Worst Quarter:	-27.31%	4Q ’11

Average Annual Total Returns for the Periods Ended December 31, 2014

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (8/23/2010)

Market Vectors India Small-Cap Index ETF (return before taxes)	43.65%	-11.60%
Market Vectors India Small-Cap Index ETF (return after taxes on distributions)	43.31%	-11.73%
Market Vectors India Small-Cap Index ETF (return after taxes on distributions and sale of Fund Shares)	24.97%	-8.36%
Market Vectors® India Small-Cap Index (reflects no deduction for fees, expenses or taxes)	44.92%	-11.20%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.69%	19.19%

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PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	August 2010
George Chao	Portfolio Manager	August 2010

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed on NYSE Arca, Inc. (“NYSE Arca”) and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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(05/15)